EXHIBIT 99.11

                         ARCH COMMUNICATIONS GROUP, INC.

                          REGISTRATION RIGHTS AGREEMENT

     This Agreement, dated as of June 29, 1998, is entered into by and among Arch Communications Group, Inc., a Delaware corporation (the "Company"), Adelphia Communications Corporation, a Delaware corporation ("Adelphia"), and Lisa-Gaye Shearing ("Shearing") (Adelphia and Shearing together are referred to herein as the "Selling Stockholders").

     WHEREAS, pursuant to a Stock Purchase Agreement, dated as of April 30, 1997 and amended as of June 29, 1998, the Selling Stockholders agreed to sell to Benbow PCS Ventures, Inc., a California corporation ("Benbow"), and Benbow agreed to purchase, all the outstanding shares of capital stock of Page Call, Inc., a Delaware corporation ("Page Call"), for an aggregate purchase price of $17,150,000, together with interest at an annual rate of 12% on such amount from April 8, 1998 through June 29, 1998 (the "Purchase Agreement"). In payment of the purchase price, (i) Benbow agreed to issue to Adelphia 1,731,964 shares of Benbow's Series A Redeemable Preferred Shares, no par value (the "Preferred Shares"), exchangeable in certain circumstances for Common Stock of the Company, and (ii) Benbow agreed to issue to Shearing a promissory note in the original principal amount of $285,015, exchangeable in certain circumstances for Common Stock of the Company (the "Note"); and

     WHEREAS, the Company has guaranteed the obligations of Benbow under the Preferred Shares and the Note pursuant to Guaranties of even date herewith (the "Guaranties");

     WHEREAS, the Company and the Selling Stockholders desire to provide for certain arrangements with respect to the registration of shares of capital stock of the Company under the Securities Act of 1933;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

     1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

          "COMMISSION" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

          "COMMON STOCK" means the common stock, $.01 par value per share, of the Company.


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          "EXCHANGE ACT" means the Securities  Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

          "REGISTRABLE SHARES" means (i) the shares of Common Stock issued or issuable upon conversion or exchange of the Note (whether pursuant to the Guaranties or otherwise), (ii) the shares of Common Stock issued or issuable upon conversion or exchange of the Preferred Shares (whether pursuant to the Guaranties or otherwise) and (iii) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); PROVIDED, HOWEVER, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares (i) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (ii) upon any sale in any manner to a person or entity which, by virtue of Section 13 of this Agreement, is not entitled to the rights provided by this Agreement.

          "REGISTRATION EXPENSES" means the expenses described in Section 5.

          "REGISTRATION STATEMENT" means a registration statement filed by the Company with the Commission for a public offering and sale of Common Stock
(other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation, or any registration filed at the request of other stockholders of the Company).

          "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

          "STOCKHOLDERS" means the Selling Stockholders and any persons or entities to whom the rights granted under this Agreement are transferred by any Selling Stockholders, their successors or assigns pursuant to Section 13 hereof.

     2. REQUIRED REGISTRATION.

          (a) At any time, a Stockholder or Stockholders may request the Company, in writing, to effect the registration on Form S-3 (or any successor form relating to secondary offerings) of all or any portion of the Registrable Shares. If the holders initiating the registration intend to distribute the Registrable Shares by means of an underwriting, they shall so advise the Company in their request and shall include the identity of the proposed underwriter who shall be acceptable to the Company. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all other Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within 10 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election; provided that if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the Registrable

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Shares requested to be registered by all Stockholders may not be included in the
offering,   then  all  Stockholders  who  have  requested   registration   shall
participate in the registration pro rata based upon the number of Registrable Shares which they have requested to be so registered. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3 (or such successor form) of all Registrable Shares which the Company has been requested to so register.

          (b) The Company shall only be required to effect a total of two registrations pursuant to paragraph (a) above. In addition, the Company shall not be required to effect any registration within six months after the effective date of any other Registration Statement of the Company.

          (c) If at the time of any request to register Registrable Shares pursuant to this Section 2, the Company is engaged or has fixed plans to engage within 90 days of the time of the request in a registered public offering as to which the Stockholders may include Registrable Shares pursuant to Section 3 or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be materially adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of six months from the effective date of such offering or the date of commencement of such other material activity, as the case may be. Following the delay of the filing of a registration statement in accordance with the above, the Company shall promptly proceed with such filing at the earliest time practicable, notwithstanding such six-month period has not run, if such registered public offering is abandoned by the Company or such adverse effect on such other activity is no longer present.

     3. INCIDENTAL REGISTRATION.

          (a) Whenever the Company proposes to file a Registration Statement (other than pursuant to Section 2) at any time and from time to time, it will, prior to such filing, give written notice to all Stockholders of its intention to do so and, upon the written request of a Stockholder or Stockholders given within 10 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3 without obligation to any Stockholder.

          (b) In connection with any registration under this Section 3 involving an underwriting, the Company shall not be required to include any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (provided that such terms must be consistent with this Agreement). If in the opinion of the managing underwriter it is appropriate because of marketing factors to limit the number of shares of Common Stock to be included in

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the offering,  then the Company and the Stockholders shall reduce, on a pro rata basis, the number of shares each intends to include in the registration so that the aggregate number to be registered shall equal that number of shares which the managing underwriter believes should be included therein. If the number of Registrable Shares to be included in the offering in accordance with the foregoing is less than the total number of shares which the holders of
Registrable  Shares  have  requested  to  be  included,   then  the  holders  of
Registrable Shares who have requested registration and other holders of securities entitled to include them in such registration shall participate in the registration pro rata based upon their total ownership of shares of Common Stock (giving effect to the conversion into Common Stock of all securities convertible thereinto and the exchange for Common Stock of all securities exchangeable therefor). If any holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence.

     4. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

          (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective;

          (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or 120 days after the effective date thereof;

          (c) as expeditiously as possible furnish to each selling Stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder; and

          (d) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Stockholder; PROVIDED, HOWEVER, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.


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     If the Company  has  delivered  preliminary  or final  prospectuses  to the selling Stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Stockholders and, if requested, the selling Stockholders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the selling Stockholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholders shall be free to resume making offers of the Registrable Shares.

     5. ALLOCATION OF EXPENSES. The Company will pay all Registration Expenses of all registrations under this Agreement. For purposes of this Section 5, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of selling Stockholders' own counsel.

     6. INDEMNIFICATION AND CONTRIBUTION.

          (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

          (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; PROVIDED, HOWEVER, that the obligations of such Stockholders hereunder shall be limited to an amount equal to the proceeds to each Stockholder of Registrable Shares sold in connection with such registration.

          (c) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; PROVIDED, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, PROVIDED, FURTHER, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6. The Indemnified Party may participate in such defense at such party's expense; PROVIDED, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

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          (d) In order to provide for just and equitable  contribution  to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this
Section 6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Stockholder or any such controlling person in circumstances for which indemnification is provided under this Section 6; then, in each such case, the Company and such Stockholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the Registration Statement
bears  to  the  public  offering  price  of  all  securities   offered  by  such
Registration Statement, and the Company is responsible for the remaining portion; PROVIDED, HOWEVER, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement, and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

     7. INDEMNIFICATION WITH RESPECT TO UNDERWRITTEN OFFERING. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

     8. INFORMATION BY HOLDER. Each Stockholder including Registrable Shares in any registration shall furnish to the Company such information regarding such Stockholder and the distribution proposed by such Stockholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     9. "STAND-OFF" AGREEMENT. Each Stockholder, if requested by the Company and the managing underwriter of an offering by the Company of Common Stock or other securities of the Company pursuant to a Registration Statement, shall agree not, without the consent of such managing underwriter, to sell publicly or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Stockholder for a specified period of time (not to exceed 120 days) following the effective date of such Registration Statement; PROVIDED, that all Stockholders holding not less than the number of shares of Common Stock held by such Stockholder (including shares of Common Stock issuable upon the exchange of Preferred Shares, or other securities convertible into or exchangeable for Common Stock, or upon the exercise of

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options,  warrants or rights) and all  executive  officers and  directors of the
Company enter into similar agreements.

A. 10. RULE 144 REQUIREMENTS. The Company agrees to: comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company; use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and furnish to any holder of Registrable Shares upon request (i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

     11. MERGERS, ETC. The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Shares" shall be deemed to be references to the securities which the Stockholders would be entitled to receive in exchange for Registrable Shares under any such merger, consolidation or reorganization; PROVIDED, HOWEVER, that the provisions of this Section 11 shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if all Stockholders are entitled to receive in exchange for their Registrable Shares consideration consisting solely of (i) cash, (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act, or (iii) securities of the acquiring corporation which the acquiring corporation has agreed to register within 90 days of completion of the transaction for resale to the public pursuant to the Securities Act.

     12. TERMINATION. All of the Company's obligations to register Registrable Shares under this Agreement shall terminate on the later of (i) the second anniversary of this Agreement and (ii) in the case of Registrable Shares issued or issuable upon exchange of the Note, the first anniversary of the issuance of such shares, or in the case of Registrable Shares issued or issuable upon exchange of the Preferred Shares, the first anniversary of such issuance. Notwithstanding anything to the contrary in this Section 12, no holder of Registrable Shares shall be entitled to cause the Company to register the sale of Registrable Shares if and so long as the intended sale may then be effectuated by such holder in compliance with Rule 144 under the Securities Act.

     13. TRANSFERS OF RIGHTS. This Agreement, and the rights and obligations of each Selling Stockholder hereunder, may be assigned by such Selling Stockholder to any person or entity to which Registrable Shares are transferred by such Selling Stockholder, and such transferee shall be deemed a "Selling Stockholder" for purposes of this Agreement; provided that the transferee provides written notice of such assignment to the Company.

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     14. GENERAL.

          (a) NOTICES. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid, or via a nationally recognized courier service:

     If to the Company, to Arch Communications Group, Inc., 1800 West Park Drive, Suite 250, Westborough, Massachusetts 01581, Attention: President, or at such other address or addresses as may have been furnished in writing by the Company to the Selling Stockholders, with a copy to Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: David A. Westenberg, Esq.;

     If to Shearing, c/o Adelphia Communications Corporation, Adelphia Building, Main at Water Street, Coudersport, Pennsylvania 16915, or at such other address or addresses as may have been furnished to the Company in writing by Shearing, with a copy to Paul, Hastings, Janofsky & Walker LLP, 600 Peachtree Street NE, Suite 2400, Atlanta, Georgia 30308, Attention: Philip J. Marzetti, Esq.

     If to Adelphia, Adelphia Building, Main at Water Street, Coudersport, Pennsylvania 16915, Attention: James P. Rigas, or at such other address or addresses as may have been furnished to the Company in writing by Adelphia, with a copy to Paul, Hastings, Janovsky & Walker LLP, 600 Peachtree Street NE, Suite 2400, Atlanta, Georgia 30308, Attention: Philip J. Marzetti, Esq.

     Notices provided in accordance with this Section 14(a) shall be deemed delivered upon personal delivery or two business days after deposit in the mail.

          (b) ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

          (c) AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least a majority of the Registrable Shares. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

          (d) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

          (e) SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          (f) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.


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


     Executed as of the date first written above.

     ARCH COMMUNICATIONS GROUP, INC.



     By:

     Title:



     ADELPHIA COMMUNICATIONS CORPORATION



     By:

     Title:



     Lisa-Gaye Shearing